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                                                                    Exhibit 10.4


                 AMENDMENT NO. 1 TO AGFA/PCA 2002 SALES CONTRACT

This Amendment ("Amendment"), dated effective as of April 5, 2002, is by and between Agfa Corporation, a Delaware corporation, with its principal place of business at 100 Challenger Road, Ridgefield Park, New Jersey 07660 ("Agfa"), and PCA International, Inc., a North Carolina corporation with an address at 815 Matthews-Mint Hill Road, Matthews, North Carolina 28105 (hereinafter referred to as "PCA").

         WHEREAS, Agfa and PCA are parties to that certain AGFA/PCA 2002 Sales Contract dated effective February 4, 2002 (the "Agreement"); and

         WHEREAS, Agfa and PCA desire to amend the Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and intending to be mutually bound, the parities agree as follows:

         1. Agfa hereby agrees that the security interest granted in Agfa by PCA under the Agreement shall be subordinate and junior in right of payment to all payment obligations of PCA and its subsidiaries under any senior indebtedness for borrowed money thereof, including, without limitation, the senior notes and the bank credit agreement currently being placed, but excluding indebtedness of PCA and/or its subsidiaries to other product vendors to Buyer.

         2. Miscellaneous.

            (a) Severability. In the event that any provision of this Amendment shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such enforceability or invalidity shall not render this Amendment unenforceable or invalid as a whole.

            (b) Entire Agreement. This Amendment amends and supplements the Agreement delivered prior to the date hereof, and otherwise supersedes, with respect to their subject matter, all prior and contemporaneous agreements, understandings, inducements or conditions between the respective parties, whether express or implied, oral or written. This Amendment may not be altered, amended or modified except in writing signed by authorized representatives (in Agfa's case, a Vice President level employee or higher) of both parties.

            (c) Except and solely to the extent that the same has been specifically modified, amendment or supplemented herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

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            (d) Binding Effect. This Amendment shall be binding upon and inure to the benefit of Agfa and Customer and their respective successors and permitted assigns.

            (e) Conflicts with the Original Agreement. If any term, condition or provision of this Amendment is inconsistent or conflicts with any term, condition or provision of the Agreement, the term, condition or provision of this Amendment shall govern in the event of such inconsistency or conflict.

         IN WITNESS WHEREOF, the parties herein have executed this Amendment by their duly authorized representatives effective as of the date first above written.


AGFA CORPORATION                               PCA INTERNATIONAL, LTD.


       /s/ Bing Liem                                   /s/ Barry Feld
--------------------------------              ----------------------------------
        (Signature)                                     (Signature)



Senior Vice President, AGFA
and President, Consumer Imaging                    Chief Executive Officer
--------------------------------              ---------------------------------
        (Title)                                          (Title)



         04/05/02                                         04/05/02
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          (Date)                                           (Date)